Fourth Quarter 2022 Earnings Call

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in our geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Overview Note: Financial data as of December 31, 2022 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $17.0 billion Loans: 11.6 Deposits: 13.5 Equity: 2.1 3 MS 19% AL 28% FL 7% Other 1% GA 29% TN 16% Loans MS 39% AL 14% FL 3% GA 32% TN 12% Deposits 93% 4% 1%2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

4 Renasant Footprint

Fourth Quarter Highlights 5 • Net income of $46.3 million with diluted EPS of $0.82 and adjusted diluted EPS* of $0.89 • Net interest margin increased 24 basis points to 3.78% • Completed the acquisition of Republic Business Credit (“RBC”), a factoring and asset- based lending company headquartered in New Orleans, Louisiana, on December 30, 2022, which added $77.5 million in loans • Loans increased $473.3 million; excluding the acquired RBC loans, loans increased $395.8 million, or 14.4% annualized • Cost of deposits increased 31 basis points on a linked quarter basis to 0.52%, and noninterest-bearing deposits now represent 33.8% of total deposits • The ratio of allowance for credit losses on loans to total loans increased to 1.66%, reflecting the addition of RBC • Credit metrics generally remained stable with the ratio of nonperforming loans to total loans at 0.49% *Adjusted diluted EPS is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Financial Condition

Total Assets 7 Note: Dollars in millions $16,810 $16,864 $16,618 $16,471 $16,988 $15 ,000 $15 ,200 $15 ,400 $15 ,600 $15 ,800 $16 ,000 $16 ,200 $16 ,400 $16 ,600 $16 ,800 $17 ,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022

Loans and Yields 8 Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. $9,963 $10,305 $10,597 $11,100 $11,578 3.98% 3.88% 4.12% 4.57% 5.19% 3.87% 3.82% 3.96% 4.52% 5.16% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I Loan Yield Core Loan Yield**

Deposit Mix and Pricing 9 Note: Dollars in millions $13,906 $13,991 $13,764 $13,432 $13,487 0.18% 0.17% 0.15% 0.21% 0.52% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 34% 45% 8% 11% 2% Noninterest-bearing Interest-bearing* Savings Time Brokered • Commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $84 thousand and $14 thousand, respectively • Commercial and consumer deposit accounts represent 39% and 48%, respectively, of total deposits 10 Deposits as of December 31, 2022 ($13.5 Billion) Mix of Average Deposits Noninterest-bearing demand 21.36% 25.52% 36.03 % Interest-bearing demand* 46.16 46.42 45.13 Savings 8.03 6.46 8.21 Brokered deposits 0.00 0.00 0.70 Time deposits 24.45 21.60 9.93 Total 100.00% 100.00% 100.00% 4Q19 4Q224Q15 *Includes money market 1.06% 0.68% 0.33% 0.81% 0.81% 0.47% 0.22% 0.52% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 2019 2020 2021 Q4 2022 Cost of Interest-bearing Deposits Cost of Total Deposits

Liquidity 11 Note: Dollars in millions 73% 74% 76% 79% 85% 91% $1 $1 $1 $1 $1 $1 $1 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2018 -2019 Average Loans to Average Deposits Average Loans to Average Deposits 27.84% 26.68% 24.24% 20.66% 20.21% $0 $0 $0 $0 $0 $0 $0 $0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Cash and Securities to Total Assets 84% 3% 11% 2% 2019 76% 1% 21% 2% Q4 2022 Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks Shift in Earning Asset Mix

Subordinated Notes $335,881 ACL $150,923 Trust Preferred $108,450 Common Equity Tier 1 $1,372,747 1 Capital Position 12 Tier 1 $1,481 Tier 2 $487 Regulatory Capital as of December 31, 2022 • $100 million stock repurchase program is in effect through October 2023; there was no buyback activity in the fourth quarter of 2022 • Consistent dividend payment history, including through the 2008 financial crisis Capital Highlights Note: Dollars in millions * Tangible Common Equity is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. Ratio Tangible Common Equity* 7.26% 7.01 % Leverage 9.39 9.36 Tier 1 Risk Based 11.47 11.01 Total Risk Based 15.15 14.63 Common Tier 1 Equity 10.64 10.21 4Q 20223Q 2022

Asset Quality

2.47% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Criticized Loans/Total Loans Criticized Loans % of Total Loans ($ in thousands) 0.51% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Loans 30-89 Days Past Due/ Total Loans 30-89 DPD % of Total Loans ($ in thousands) Asset Quality 14

0.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 NPAs/Total Assets Nonperforming loans OREO % of Assets ($ in thousands) 0.09% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net Charge-offs/Average Loans Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 15

1.66% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Allowance/Total Loans Allowance % of Total Loans ($ in thousands) 338% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 16

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 30,594$ 2.02 44,451$ 2.65 Lease Financing Receivables 2,314 2.24 2,463 2.15 Real Estate - 1-4 Family Mortgage 43,414 1.39 44,520 1.39 Real Estate - Commercial Mortgage 69,400 1.38 71,925 1.40 Real Estate - Construction 18,745 1.54 19,114 1.43 Installment loans to individuals 9,889 7.67 9,617 7.71 Allowance for Credit Losses on Loans 174,356 1.57 192,090 1.66 Allowance for Credit Losses on Deferred Interest 1,260 1,248 Reserve for Unfunded Commitments 19,935 20,118 Total Reserves 195,551$ 213,456$ 12/31/20229/30/2022 17

Loss Absorption Capacity 18 ($ in thousands) 12/31/2022 Allowance for Credit Losses on Loans 192,090$ Reserve for Unfunded Commitments 20,118 Purchase Accounting Discounts 12,770 Total Loss Absorption Capacity 224,978$

ACL Activity 19*PCD Loans represent loans acquired from RBC with more than insignificant credit deterioration at the date of acquisition.

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 21 $37.1 $33.5 $39.7 $46.6 $46.3 $49.2 $42.7 $54.2 $67.0 $72.2 1.19% 1.04% 1.31% 1.60% 1.73% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Diluted Earnings per Share Reported and Adjusted* 22 $.66 $.60 $.71 $.83 $.82 $.68 $.60 $.72 $.79 $.89 $- $0.20 $0.40 $0.60 $0.80 $1.00 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Diluted EPS (GAAP) Diluted EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Profitability Ratios 23 6.59% 6.05% 7.31% 8.50% 8.58% 12.31% 10.99% 13.81% 14.87% 17.35% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* *ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. 0.89% 0.81% 0.96% 1.11% 1.11% 0.92% 0.82% 0.98% 1.05% 1.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Net Interest Income (FTE) & Net Interest Margin 24 $103.3 $101.4 $115.3 $132.4 $140.6 2.81% 2.76% 3.11% 3.54% 3.78% 2.73% 2.71% 3.00% 3.50% 3.76% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Note: Dollars in thousands $47,582 $37,458 $37,214 $41,186 $33,395 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 25 Service Charges 31% Fees and Commissions 13% Insurance 8% Wealth Management 16% Mortgage Banking 15% Other 17% Q4 2022 - Noninterest Income Contribution • Noninterest income decreased $7.8 million on a linked quarter basis. A portion of the MSR portfolio was sold in the third quarter for a gain of $3.0 million, while no such sale occurred in the fourth quarter.

Mortgage Banking 26 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 4Q21 3Q22 4Q22 Gain on sales of loans, net 10,801$ 5,263$ 1,003$ Fees, net 4,320 2,405 1,849 Mortgage servicing (loss) income, net (395) 5,007 2,318 Mortgage banking income, net 14,726$ 12,675$ 5,170$ 2.01% 1.81% 1.27% 1.03% 1.64% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 $1.2 $1.2 $0.9 $0.6 $0.5 $- $0 $0 $1 $1 $1 $1 $1 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Locked Volume (in billions) (in %) 4Q21 3Q22 4Q22 Wholesale 38 34 35 Retail 62 66 65 Purchase 65 81 82 Refinance 35 19 18

Noninterest Expense and Efficiency Ratio

RENASANT CORPORATION | Understanding You.

($ in thousands)	3Q22	4Q22	Change
Salaries and employee benefits	$ 66,463	$ 67,372	$ 909
Data processing	3,526	3,521	(5)
Net occupancy and equipment	11,266	11,122	(144)
Intangible amortization	1,251	1,195	(56)
Merger and conversion	-	1,100	1,100
Other	19,068	17,272	(1,796)
Total	$ 101,574	$ 101,582	$ 8

Efficiency Ratio



67%
64%
68%
67%
64%
62%
59%
59%
58%
56%
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
Efficiency Ratio (GAAP)
Adjusted Efficiency Ratio (non-GAAP)*

Q4 2022 – Noninterest Expense Mix



Other 19%
Intangible amortization 1%
Net occupancy and equipment 11%
Data processing 4%
Salaries and employee benefits 65%

- Noninterest expense was flat on a linked quarter basis. In addition to expenses incurred in connection with the RBC acquisition, the Company recorded $1.3 million in expense related to the voluntary reimbursement of certain re-presentment NSF fees previously charged to customers that the company expects to make in 2023 in light of the FDIC's recent guidance to banks regarding such fees.

*Adjusted Efficiency Ratio is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section "Non-GAAP Reconciliations".

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